UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 13, 2021
XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive,
San Jose,
California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XLNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Base Salary Increases and Executive Incentive Plan for Fiscal Year 2022

On May 13, 2021, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Xilinx, Inc. (“the Company”) approved the Executive Incentive Plan for fiscal year 2022 (the “2022 Incentive Plan”). The 2022 Incentive Plan is designed to tie executive compensation to the executive’s achievement of individual performance goals and the Company’s achievement of financial objectives. The 2022 Incentive Plan is effective as of April 4, 2021.

The 2022 Incentive Plan provides for a cash bonus calculated as a percentage of the executive officer’s base salary. For fiscal 2022, the Compensation Committee approved the base salaries and the bonus targets of the Company’s named executive officers as follows:

Name and Position	Base Salary ($)	Bonus Target Percentage (%)
Victor Peng, President and Chief Executive Officer	950,000	150
Brice Hill, Executive Vice President and Chief Financial Officer	565,000	100
William Madden, Executive Vice President and General Manager, Wired and Wireless Group	540,000	100
Salil Raje, Executive Vice President and General Manager, Data Center Group	540,000	100
Vamsi Boppana, Senior Vice President, Central Engineering	540,000	80
Mr. Peng’s fiscal year 2022 base salary remained the same as his fiscal 2021 base salary.

Under the 2022 Incentive Plan, annual cash bonuses for the CEO and all other executive officers are determined using three different components, each with a different weighting. The three components are: (1) the Company’s total revenue (the “Revenue Component”), weighted at 25%; (2) the Company’s operating margin determined using non-GAAP measurements (the “OM Component”), weighted at 35%; and (3) individual performance goals pertaining to each officer’s position and responsibilities (the “Individual Performance Component”), weighted at 40%. For all executive officers other than the CEO, the Revenue Component, the OM Component and the Individual Performance Component are measured and paid on a semi-annual basis. For the CEO, the Revenue Component and the OM Component are measured and paid on a semi-annual basis, and the Individual Performance Component is measured and paid on an annual basis.

Revenue Component

The Revenue Component is designed to reward increases in the Company’s total revenue over the performance period. The Revenue Component is subject to a minimum threshold for any payout and a multiplier that increases the payout amount depending on Company performance. The Revenue Component multiplier begins at 0.05 for the threshold performance level and increases to a maximum of 2.0, rising in increments of between 0.05 and 0.10 at certain performance levels, depending on total Company revenue for the performance period. The multiplier increments are based on the Compensation Committee’s assessment of the difficulty associated with each corresponding increase in total revenue.

OM Component

The OM Component is designed to reward achievement of certain levels of the Company’s operating margin over the performance period. The OM Component is subject to a minimum threshold for any payout and a multiplier that increases the payout amount depending on Company performance. The OM Component multiplier begins at 0.05 for the threshold performance level and increases to a maximum of 2.0, rising in increments of between 0.05 and 0.10 at certain performance levels, depending on Company operating margin for the performance period. The multiplier increments are based on the Compensation Committee’s assessment of the difficulty associated with each corresponding increase in operating margin.

Individual Performance Component

For all executive officers other than the CEO, the Individual Performance Component is based on a maximum of ten individual performance goals per semi-annual performance period. The CEO’s Individual Performance Component is based on a maximum of ten individual performance goals for the annual performance period. For all executive officers, achievement of each goal is measured on a scale of 0% achievement to 150% achievement. The threshold for any payout of the Individual Performance Component is 50% overall achievement, and the maximum performance is capped at 150%.

Named Executive Officer Equity Grants

The Compensation Committee also approved restricted stock unit (“RSU”) awards to the executive officers with an effective grant date of July 12, 2021, subject to both performance- and time-based vesting provisions. The target number of RSUs is calculated by dividing a cash value by the average closing price of the Company’s common stock reported on the NASDAQ Stock Market during the period of 30 trading days ending on, and including, the date of grant, rounded up to the nearest 500th stock unit. For fiscal 2022, the total award value for these RSUs are as follows:

Name and Position	Total Award Value ($)
Victor Peng, President and Chief Executive Officer	14,500,000
Brice Hill, Executive Vice President and Chief Financial Officer	2,800,000
William Madden, Executive Vice President and General Manager, Wired and Wireless Group	3,500,000
Salil Raje, Executive Vice President and General Manager, Data Center Group	3,500,000
Vamsi Boppana, Senior Vice President, Central Engineering	3,800,000
For Mr. Peng, 50% of the RSUs are contingent on vesting conditions based on performance metrics as described below and the remaining 50% will vest in four equal annual installments, starting one year from the grant date. For Messrs. Hill, Madden, Raje, and Boppana, 20% of their respective RSUs are contingent on vesting conditions based on performance metrics as described below and the remaining 80% will vest in four equal annual installments, starting one year from the grant date.

The performance-based RSUs have three performance-based metrics, including (1) new product revenue weighted at 25%; (2) EBITDA weighted at 25%; and (3) strategic initiatives and product execution weighted at 50%. Following the end of fiscal 2022, the Compensation Committee will evaluate the performance metrics and determine the degree of overall achievement, between 0% and 200% for the financial performance metrics and between 0% and 150% for the non-financial performance metric. The number of earned performance-based RSUs may increase with over achievement of the applicable performance metrics, up to a weighted maximum of 175% of the target number of performance-based RSUs. Following determination of the number of performance-based RSUs earned, those RSUs will be subject to time-based vesting in three equal annual installments, starting one year from the date of grant.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: May 19, 2021	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)